Supplement dated January 2, 2014
to the Classes A, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Diversified Real Asset Fund
On or about January 6, 2014, make the changes described below.
Under the Principal Investment Strategies heading, delete the first paragraph and substitute:
The Fund seeks to achieve its investment objective by allocating its assets among the following general investment categories: inflation-indexed bonds, securities of real estate companies, commodity index-linked notes, fixed-income securities, securities of natural resource companies, master limited partnerships (MLPs), publicly-listed infrastructure companies, floating rate debt, securities of global agriculture companies, and securities of global timber companies. The Fund actively trades portfolio securities. The Fund purchases derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
Add the following to the section:
A portion of the Fund’s assets is invested in securities of global agriculture companies. These include companies contributing to and/or profiting from the agricultural sector, especially those active in production, processing and supply, as well as the production of agricultural equipment.
A portion of the Fund’s assets is invested in securities of global timber companies. These include companies active in the financing, planting, and management of forests and wooded areas and/or in the processing, production and distribution of wood for construction and other services and products derived from wood.
Under the Management and Sub-Advisors headings, add the following:

Pictet Asset Management SA

MANAGEMENT OF THE FUNDS
The Sub-Advisors
On or about January 6, 2014, add the following:

Sub-Advisor:
Pictet Asset Management SA (“Pictet”), 60 Route Des Acacias, Geneva, Switzerland 1211-73, is authorized and regulated by the FINMA in Switzerland and the SEC in the US and has been an investment advisor since 2006. Pictet provides asset management services for institutional investors and investment funds.

Pictet is the sub-advisor for the global agriculture and global timber portions of the Diversified Real Asset Fund.